MetroCorp Bancshares, Inc.

Rodman & Renshaw
Annual Global Investment Conference

New York, NY

September 15th, 2010

Presentation by: George M. Lee

Executive Vice Chairman, President & CEO

FORWARD LOOKING STATEMENTS

The statements contained in this presentation that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's 2009 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

MARKET POSITION

Third Largest Publicly Listed Chinese Ethnic Bank in the U.S.

Bank	Total Assets	Headquarters
EAST WEST (EWBC)	$20.0 B	LOS ANGELES, CA
CATHAY (CATY)	$11.4 B	LOS ANGELES, CA
METROCORP (MCBI)	$ 1.6 B	HOUSTON, TX

Texas Total Nonfarm Employment
Quarterly Growth



1-quarter % change,
SAAR
Texas (Q2=3.95)
U.S. (Q2=1.62)
6
4
2
0
-2
-4
-6
-8
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Source: BLS/TWC, seasonal and other adjustments by FRB Dallas http://www.dallasfed.org

Texas Total Nonfarm Employment

Monthly Growth



1-month % change, SAAR
Texas (Jul=0.66)
U.S. (Jul=-1.2)
10
8
6
4
2
0
-2
-4
-6
-8
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: BLS/TWC, seasonal and other adjustments by FRB Dallas

http://www.dallasfed.org

Texas Industry Employment

NAICS Super Sectors

Monthly Growth. SA by FRB Dallas

August 2009 - July 2010



1-month % change, SAAR
Natural Resources & Mining (Jul=24.07)
Construction (Jul=2.1)
Trade, Transp & Utilities (Jul=1.66)
Manufacturing (Jul=4.78)
Professional & Business Svc (Jul=7.87)
Financial Activities (Jul=2.92)
Leisure & Hospitality (Jul=1.57)
Information (Jul=-11.35)
Educational & Health Services (Jul=-0.34)
Government (Jul=-8.82)
50
40
30
20
10
0
-10
-20
-30

Source: BLS/TWC, seasonal and other adjustments by FRB Dallas http://www.dallasfed.org

Texas Major Metro Area Employment


Index, Jan2001=100
Texas (Jul=110.1)
Dallas (Jul=103.5)
Ft. Worth (Jul=107)
San Antonio (Jul=113)
Austin (Jul=117.2)
El Paso (Jul=107.8)
Houston (Jul=111)
120
118
116
114
112
110
108
106
104
102
100
98
96
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: BLS/TWC, seasonal and other adjustments by FRB Dallas http://www.dallasfed.org

Texas Major Metro Area Business-Cycle Indexes



Index, Jan1990=100
Austin (Jul=230.6)
Dallas (Jul=142.8)
Ft. Worth (Jul=159.8)
Houston (Jul=215.6)
San Antonio (Jul=169.5)
Texas (Jul=164)
260
240
220
200
180
160
140
120
100
80
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Source: FRB Dallas

http://www.dallasfed.org

Texas and U.S. Unemployment Rate


Percent, SA
U.S. (Jul=9.5)
Texas (Jul=8.2)
11
10
9
8
7
6
5
4
3
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Source: BLS

http://www.dallasfed.org

Texas Exports by Region

2010:Q2


Index, 97Q1=100
Real $, SA
Texas Total
Mexico
Canada
European Union (27)
Asia**
Latin America*
China
16%
4%
7%
other
17%
11%
9%
Mexico
36%
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

* Latin America excluding Mexico; ** Asia excluding China

Source: World Institute for Strategic Economic Research, FRB Dallas http://www.dallasfed.org

Texas Exports by Industry

2010:Q2



Index, 97Q1=100
Real $, SA
TX total
Computers & Electronics
Machinery
Transportation Equipment
Chemicals
Petroleum and Coal Products
Agriculture and Food
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
5%
10%
13%
18%
other
16%
19%
19%

Source: World Institute for Strategic Economic Research, FRB Dallas http://www.dallasfed.org

FINANCIAL PERFORMANCE

NET INTEREST MARGIN (%)

	2009				2010	
	Q1	Q2	Q3	Q4	Q1	Q2
MetroBank	3.70	3.86	4.17	4.15	4.34	3.98
Metro United Bank	3.15	3.32	3.66	3.28	3.43	3.68
East West	2.74	2.98	3.20	5.52*	5.92*	4.66*
Cathay	2.69	2.49	2.65	2.65	2.72	2.73
Preferred Bank	2.88	3.33	2.35	2.58	3.08	3.01

*Subsequent to acquisition of *United Commercial Bank (UCBH)* in a FDIC assisted transaction.

CAPITAL RATIOS

	TOTAL RISK BASED CAPITAL RATIO	TANGIBLE COMMON EQUITY CAPITAL RATIO
6/30/2010	**14.55%**	**5.85%**
12/31/2009	13.80%	5.79%
12/31/2008	10.17%	6.22%

NON-PERFORMING ASSETS (NET)

In $000's	2005	2006	2007	2008	2009	2010-Q1	2010-Q2
Net Nonperforming Assets *	**$17,262**	**$9,304**	**$5,501**	**$55,695**	**$100,309**	**$97,456**	**$79,664**
Net Nonperforming Assets to Total Assets %	**1.53%**	**0.73%**	**0.38%**	**3.52%**	**6.31%**	**6.10%**	**4.9%**

** Net Nonperforming Assets are net of guarantee and accruing loans > 90 days delinquent.*

MARKET & INITIATIVES

METROBANK (TEXAS)

As of 6/30/10	*$ in millions*
• Assets	$ 1,167
• Loans	$ 878
• Deposits	$ 999
• Branches	13

TEXAS INITIATIVES

- Maintain Texas Dominance
- Asset Quality Improvement
- Expense Control
- International Expansion Opportunity (*China*)

METRO UNITED BANK (CALIFORNIA)

As of 6/30/10	*$ in millions*
• Assets	$ 462
• Loans	$ 347
• Deposits	$ 371
• Branches	6

CALIFORNIA INITIATIVES

- Asset Quality Improvement
- Expense Control
- Improve Fee Income
- Low Cost Deposit Growth

MCBI TOTAL ASSET TREND


$ in millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$914
$1,128
$1,268
$1,460
$1,580
$1,590
$1,624
2004
2005
2006
2007
2008
2009
2010-Q2

MCBI TOTAL LOAN TREND


$ in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$595
$771
$887
$1,202
$1,346
$1,274
$1,225
2004
2005
2006
2007
2008
2009
2010-Q2

MCBI TOTAL DEPOSIT TREND



$ in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$755
22%
28%
51%
$962
20%
24%
56%
$1,082
19%
23%
56%
$1,191
18%
28%
53%
$1,269
16%
31%
51%
$1,364
15%
37%
46%
$1,357
15%
38%
46%
2004
2005
2006
2007
2008
2009
2010-Q2
DDA
SAVINGS & MM
CD
OTHER

EARNINGS

PRE-TAX PRE-PROVISION EPS



Diluted EPS
PTPP EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
0.98
1.62
1.22
1.95
1.10
2.00
0.17
1.81
(0.85)
1.23
(0.39)
0.41
2005
2006
2007
2008
2009
2010-Q2 YTD

PRE-TAX PRE-PROVISION EPS



Diluted EPS
PTPP EPS
$0.60
$0.40
$0.20
$-
$(0.20)
$(0.40)
$(0.60)
$(0.80)
0.05
0.26
0.05
0.43
(0.73)
0.20
(0.36)
0.23
(0.04)
0.19
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10

CHINA INITIATIVE

RMB CURRENCY SETTLEMENT

Importers/Exporters in the U.S. ⟷ MetroBank N.A.



¥ RMB



Bank of China Shanghai ⟷ Importers/Exporters in China

REPRESENTATIVE OFFICES IN CHINA


XIAMEN

CHONGQING




THANK YOU